UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2024 (August 1, 2024)

Armada Acquisition Corp. I

(Exact name of Registrant as specified in its charter)

Delaware	001-40742	85-3810850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602

Philadelphia, PA 19103

(Address of principal executive offices)

(215) 543-6886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	AACI U	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	AACI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock for $11.50 per share	AACI W	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2024, Armada Acquisition Corp. I (“we”, “us”, “our”, or the “Company”) filed an amendment to the second amended and restated certificate of incorporation of the Company with the Secretary of the State of Delaware (the “Amendment”). The material terms of the Amendment are fully described in item 5.07 below. The description of the Amendment contained herein is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 1, 2024, the Company held a special meeting of stockholders (the “Special Meeting”) virtually to approve, among other things, the Company’s initial business combination, as more fully described in the Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on July 10, 2024.

As of the close of business on July 3, 2024, the record date for the Special Meeting (the “Record Date”), there were 7,127,187 shares of common stock, par value $0.0001 per share (“Common Stock”), outstanding. Each share of Common Stock was entitled to one vote on the proposals submitted to a vote of the stockholders at the Special Meeting. Holders of 6,066,390 shares of Common Stock of the Company, as of the Record Date, were present in person or by proxy, representing approximately 85.116% of the voting power of the Company’s shares of Common Stock as of the Record Date for the Special Meeting, and constituting a quorum for the transaction of business.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting on August 1, 2024.

The Business Combination Proposal

Proposal No. 1 (the “Business Combination Proposal”) was to consider and vote upon a proposal by ordinary resolution to adopt and approve the business combination described in this proxy statement/prospectus (the “Business Combination” and such proposal, the “Business Combination Proposal”), including the Business Combination Agreement, dated as of December 17, 2021 as amended on November 10, 2022 and further amended and restated on June 16, 2023 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, Rezolve Limited, Rezolve AI Limited and Rezolve Merger Sub, Inc, pursuant to which the parties will effect a series of transactions as described in the proxy statement. As part of the Business Combination Proposal, stockholders are also being asked to consider and vote on the approval of an amendment to the Stock Escrow Agreement, dated August 12, 2021 (the “Escrow Agreement”), to allow Continental Stock Transfer & Trust Company to distribute certain of the Escrow Shares (as defined in the Escrow Agreement) prior to the expiration of the Escrow Period (as defined in the Escrow Agreement).

FOR	AGAINST	ABSTAIN
6,055,793	10,597	0

The Nasdaq Proposal

Proposal No. 2 (the “Nasdaq Proposal) was to consider and vote upon a proposal by ordinary resolution to consider and vote upon a proposal to adopt and approve, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of Rezolve Shares in connection with the Business Combination Agreement, including the Company Reorganization, the conversion of the Convertible Notes and, to the extent applicable, the Merger, in each case, as required by Nasdaq listing requirements.

FOR	AGAINST	ABSTAIN
6,055,791	10,599	0

The Incentive Equity Plan Proposal

Proposal No. 3 (the “Incentive Equity Plan Proposal”) was to consider and vote upon a proposal to adopt and approve, the Rezolve Incentive Equity Plan, which will become effective on or before the Closing Date and will be used by Rezolve following the Closing.

FOR	AGAINST	ABSTAIN
5,923,362	32,781	110,247

The Charter Limitation Amendment Proposal

Proposal No. 4 (the “Charter Limitation Amendment Proposal”) was to consider and vote upon a proposal to amend the Company’s second amended and restated certificate of incorporation to eliminate the limitation that the Company may not consummate a business combination to the extent the Company would have net tangible assets of less than $5,000,001, which amendment will be effective immediately prior to or upon consummation of a business combination in order to allow the Company to consummate the Business Combination irrespective of whether the Company would exceed such limitation

FOR	AGAINST	ABSTAIN
6,063,888	2,502	0

The Adjournment Proposal

The Company had solicited proxies in favor of an Adjournment Proposal which would have given the Company authority to adjourn the Special Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Business Combination Proposal, the Nasdaq Proposal, the Incentive Equity Plan Proposal and the Charter Limitation Amendment Porposal, the Adjournment Proposal was not voted upon at the Special Meeting.

Item 8.01	Other Events.

On August 2, 2024, the Company issued a press release announcing that the Business Combination was approved by the stockholders of the Company at the Special Meeting.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation.

99.1	Press Release, dated August 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2024

By:	/s/ Stephen P. Herbert
Name:	Stephen P. Herbert
Title:	Chief Executive Officer and Chairman